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                              THE FULCRUM TRUST
                 (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000)


On July 1, 2000, shares of Allmerica Investment Trust Select Investment Grade Income Fund were substituted at the separate account level for shares of The Fulcrum Trust Strategic Income Portfolio and shares of the Strategic Income Portfolio are no longer available. Therefore, effective immediately, the separate Fulcrum Prospectus offering only shares of the Strategic Income Portfolio is withdrawn.




Dated:  July 1, 2000